Exhibit 10.5

Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.

Double asterisks denote omissions.

THIRD AMENDMENT

This Third Amendment, effective as of the date set forth above the signatures of the parties below (the “Third Amendment Effective Date”), amends the Exclusive Patent License Agreement having an effective date of November 1, 2013, for M.I.T. Case No. [**] (the “Agreement”) between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and Translate Bio Inc. (formerly, RaNA Therapeutics, Inc.) (“COMPANY”), a Delaware corporation having a principal place of business at 29 Hartwell Ave., Lexington, MA 02421. Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

WHEREAS RaNA Therapeutics, Inc., changed its name to Translate Bio, Inc. on June 26, 2017; and

WHEREAS, COMPANY desires to modify the diligence provisions of the Agreement consistent with its ongoing work; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree as follows:

1. Section 3.1, Diligence Requirements, of the Agreement is hereby amended to delete Sections 3.l(d) and 3.l(e) in their entirety and to replace them with the following:

(d) First LICENSED PRODUCT.

(1) [**], COMPANY shall [**]

(2) [**], COMPANY shall [**].

(3) [**], COMP ANY shall [**].

(4) [**], COMPANY shall [**].

(5) [**], COMPANY shall [**].

(6) [**], COMPANY shall [**].

(e) Second LICENSED PRODUCT.

(1) [**], COMPANY shall [**].

(2) [**], COMPANY shall [**].

(3) [**], COMP ANY shell [**].

(4) [**], COMPANY shall [**].

(5) [**], COMPANY shall [**].

2. The parties acknowledge that COMPANY has fulfilled the diligence obligations set forth in Section 3.1(d)(1) and 3.1(d)(2).

3. Except as specifically amended hereby, all other terms of the Agreement are hereby ratified and shall continue in full force and effect. The Agreement shall, together with this Third Amendment, be read and construed as a single instrument.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this Third Amendment is December 31, 2019.

Massachusetts Institute of Technology	Translate Bio, Inc.

By:	/s/ Leslie Millar-Nicholson	By:	/s/ Randall Morin
Name: Leslie Millar-Nicholson		Name: Randall Morin
Title: Director, TLO		Title:	Vice President, Head of IP